UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 2, 2026 (June 29, 2026)
Date of Report (date of earliest event reported)
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HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	1-14445 (Commission File Number)	58-0281900 (I.R.S. Employer Identification Number)
780 Johnson Ferry Road, NE, Suite 800 Atlanta, Georgia 30342
(Address of principal executive offices and zip code)

(404) 443-2900
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HVT	NYSE
Class A Common Stock	HVTA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On June 29, 2026, Haverty Furniture Companies, Inc. (the “Company”) and its wholly owned subsidiary Havertys Credit Services, Inc. (“HCS”) entered into a sixth Amendment to the Amended and Restated Credit Agreement (the “Sixth Amendment”), amending that certain Amended and Restated Credit Agreement dated September 21, 2011 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated March 31, 2016, the Second Amendment dated September 27, 2019, the Third Amendment dated May 15, 2020, the Fourth Amendment dated October 24, 2022, the Fifth Amendment dated July 22, 2025, and the Sixth Amendment, the “Amended Credit Agreement”), by and among the Company, HCS, the lenders from time to time party thereto, and Truist Bank, as Issuing Bank and Administrative Agent.

The Amended Credit Agreement provides for a senior secured asset-based revolving credit facility (the “Revolving Credit Facility”), secured by inventory, accounts receivable, cash and certain other personal property of the Company and HCS. Availability under the Revolving Credit Facility fluctuates under a borrowing base calculation and is reduced by outstanding letters of credit.

Pursuant to Sixth Amendment, the parties to the Amended Credit Agreement (i) extended the maturity date of the Revolving Credit Facility to June 29, 2031, (ii) increased the aggregate Revolving Loan Commitments from $80,000,000 to $100,000,000, (iii) increased the swingline sublimit under the Revolving Credit Facility from $5,000,000 to $10,000,000 and (iv) made certain other modifications to the terms with respect thereto.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(d): Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Sixth Amendment to Amended and Restated Credit Agreement, dated as of June 29, 2026, by and among Haverty Furniture Companies, Inc., Havertys Credit Services, Inc. and Truist Bank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of July, 2026.

HAVERTY FURNITURE COMPANIES, INC.

By:	/s/ Brendan P. McGill
Name:	Brendan P. McGill
Title:	Senior Vice President, General Counsel and Corporate Secretary